This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

      AB
AllianceBernstein
  Investments

                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                              -AllianceBernstein Value Portfolio
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Supplement dated October 9, 2009 to the Prospectus dated May 1, 2009 of
AllianceBernstein Variable Products Series Fund, Inc. offering Class A shares of AllianceBernstein Value Portfolio and the Prospectus dated May 1, 2009 of AllianceBernstein Variable Products Series Fund, Inc. offering Class B shares of AllianceBernstein Value Portfolio (the "Prospectuses").

AllianceBernstein Value Portfolio is hereinafter referred to as the Portfolio.

                                    * * * * *

The following information supplements certain information in the Prospectuses under the heading "Management of the Portfolios - Portfolio Managers."

AllianceBernstein Value Portfolio
---------------------------------

The management of, and investment decisions for, the Portfolio are currently made by the Adviser's U.S. Value Senior Investment Management Team. Effective on or about October 15, 2009, John Mahedy will no longer be a member of the Team. Joseph G. Paul joins Marilyn G. Fedak, Christopher W. Marx, John D. Phillips and David Yuen as the persons with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. Mr. Paul is a Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.


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